Other Assets	6 Months Ended
Jun. 30, 2024
Other Assets [Member]
Other assets
9.	Other assets

Other assets consisted of the following:

	As of June 30, 2024	As of December 31, 2023
	In thousands of USD
Deposit of Haicang property	$4,546	$4,575
Other current assets	14	56
Total	$4,560	$4,631

On May 18, 2023, the Company (the “Buyer”) entered into a pre-sale agreement with Xiamen Haicang District People’s Government (the “Seller”), pursuant to which the Company agreed to purchase the Service industrial park building, located in Haicang District of Xiamen City. The buyer immediately pays $4.48 million (RMB 32.4 million) deposit at the time of signing this agreement and the remaining shall be settled at the Closing. The building was estimated to be put into use on December 31, 2028.